Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED MARCH 31, 2022

May 9, 2022

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 (the "Annual Report") and the other documents we file with the SEC thereafter.

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

_________________________________________________________________________________________________________

	As at March 31,
	2022		2021
Market capitalization (thousands)	$445,051		$296,098
Shares outstanding (thousands)	18,567		17,583
Closing share price	$23.97		$16.84
Quarterly dividend declared per share	$0.23		$0.22

	Quarter ended March 31,
	Combined			Consolidated		Unconsolidated
	2022		2021	2022	2021	2022		2021
Properties owned	33		39	11	8	22		31
Units (a)	8,985	(a)	11,042	2,864	1,880	6,121	(a)	9,162
Average occupancy	96.4%		93.6%	97.7%	96.1%	95.9%		93.9%
Average monthly rental revenue per occupied unit	$1,215		$1,113	$1,301	$1,091	$1,180		$1,098
____________________________
(a) Excludes a 240-unit development project
	Quarter ended March 31,
Per share data	2022 (Unaudited)		2021 (Unaudited)
Earnings per share: basic and diluted	$0.62		$(0.22)
FFO per share of common stock (diluted) (1)	$0.35		$0.35
AFFO per share of common stock (diluted) (1)	$0.39		$0.30

	As at March 31,
	2022		2021
Debt to Enterprise Value (2)	59%		72%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2022	2021
Revenues:
Rental revenue	$11,430	$7,095
Other income	4	4
Total revenues	11,434	7,099
Expenses:
Real estate operating expenses	4,753	3,117
Interest expense	2,021	1,660
General and administrative	3,633	3,114
Depreciation and amortization	3,606	1,537
Total expenses	14,013	9,428
Total revenues less total expenses	(2,579)	(2,329)
Equity in earnings (loss) of unconsolidated joint ventures	1,230	(1,345)
Equity in earnings from sale of unconsolidated joint venture properties	12,961	—
Gain on sale of real estate	6	—
Income (loss) from continuing operations	11,618	(3,674)
Income tax provision	74	57
Net income (loss) from continuing operations, net of taxes	11,544	(3,731)
Net income attributable to non-controlling interests	(36)	(34)
Net income (loss) attributable to common stockholders	$11,508	$(3,765)

Weighted average number of shares of common stock outstanding:
Basic	17,561,802	17,319,222
Diluted	17,654,349	17,319,222

Per share amounts attributable to common stockholders:
Basic and diluted	$0.62	$(0.22)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2022	2021
Revenues:
Rental and other revenue	$25,231	$32,672
Total revenues	25,231	32,672

Expenses:
Real estate operating expenses	11,169	15,703
Interest expense	6,026	8,522
Depreciation	6,636	10,385
Total expenses	23,831	34,610
Total revenues less total expenses	1,400	(1,938)
Other equity earnings	55	9
Impairment of assets from unconsolidated joint ventures	—	(2,323)
Insurance recoveries from unconsolidated joint ventures	—	2,323
Gain on insurance recoveries	515	—
Gain on sale of real estate properties	23,652	—
Loss on extinguishment of debt	(30)	—
Net income (loss) income from joint ventures	$25,592	$(1,929)

BRT equity in earnings (loss) and equity in earnings from sale of unconsolidated joint venture properties	$14,191	$(1,345)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2022	2021
GAAP Net income (loss) attributable to common stockholders	$11,508	$(3,765)
Add: depreciation of properties	3,606	1,537
Add: our share of depreciation in unconsolidated joint venture properties	4,318	6,599
Add: our share of impairment charge in unconsolidated joint venture properties	—	1,662
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(12,961)	—
Deduct: gain on sale of real estate and partnership interests	(6)	—
Adjust for non-controlling interests	(4)	(4)
NAREIT Funds from operations attributable to common stockholders	$6,461	$6,029

Adjustments for: straight-line rent accruals	6	(10)
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	19	—
Add: amortization of restricted stock and RSU expense	974	538
Add: amortization of deferred mortgage and debt costs	77	80
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	93	148
Less: our share of insurance recovery from unconsolidated joint ventures	—	(1,662)
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(386)	—
Adjustments for non-controlling interests	(1)	2
Adjusted funds from operations attributable to common stockholders	$7,243	$5,125

Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2022	2021
GAAP Net income (loss) attributable to common stockholders	$0.62	$(0.22)
Add: depreciation of properties	0.20	0.09
Add: our share of depreciation in unconsolidated joint venture properties	0.23	0.38
Add: our share of impairment charge in unconsolidated joint venture properties	—	0.10
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(0.70)	—
Deduct: gain on sales of real estate and partnership interests	—	—
Adjustment for non-controlling interests	—	—
NAREIT Funds from operations per diluted common share	0.35	0.35

Adjust for straight line rent accruals	—	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	—
Add: amortization of restricted stock and RSU expense	0.05	0.04
Add: amortization of deferred mortgage and debt costs	—	—
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	0.01	0.01
Less: our share of insurance recovery from unconsolidated joint venture properties	—	(0.10)
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	(0.02)	—
Adjustments for non-controlling interests	—	—
Adjusted funds from operations per diluted common share	$0.39	$0.30

Diluted shares outstanding for FFO and AFFO	18,570,639	17,319,222

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	March 31, 2022	December 31, 2021
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation	$328,334	$293,550
Investment in unconsolidated joint ventures	106,025	112,347
Cash and cash equivalents	29,688	32,339
Restricted cash	6,543	6,582
Other assets	12,410	10,341
Real estate property held for sale	—	4,379
Total Assets	$483,000	$459,538

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$211,565	$199,877
Junior subordinated notes, net of deferred costs	37,108	37,103
Accounts payable and accrued liabilities	20,125	19,607
Total Liabilities	268,798	256,587

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,632 and 17,349 shares outstanding	176	173
Additional paid-in capital	262,170	258,161
Accumulated deficit	(48,175)	(55,378)
Total BRT Apartments Corp. stockholders’ equity	214,171	202,956
Non-controlling interests	31	(5)
Total Equity	214,202	202,951
Total Liabilities and Equity	$483,000	$459,538

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At March 31, 2022, the Company held interests in unconsolidated joint ventures that own 22 multi-family properties (the "Unconsolidated Properties") including an interest in a development project. The condensed balance sheet below present information regarding such properties (dollars in thousands):

March 31, 2022
ASSETS
Real estate properties, net of accumulated depreciation	$675,246
Cash and cash equivalents	11,567
Other assets	25,944
Total Assets	$712,757

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$531,246
Accounts payable and accrued liabilities	10,266
Total Liabilities	541,512
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	171,245
Total Liabilities and Equity	$712,757

BRT interest in joint venture equity	$106,025

Reconciliation:
Unconsolidated Mortgages Payable:
BRT's pro-rata share	$345,474
Partner's pro-rata share	185,772
Total	$531,246

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended March 31, 2022
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	480	$855	$415	$440	6.6%	97.9%	$1,129
Georgia	448	1,765	813	952	14.3%	97.9%	1,189
Florida	276	1,200	470	730	10.9%	95.5%	1,364
Ohio	264	869	338	531	8.0%	97.3%	1,007
Virginia	220	1,073	352	721	10.8%	98.9%	1,484
South Carolina	474	1,988	940	1,048	15.7%	97.8%	1,248
Tennessee	702	3,308	1,319	1,989	29.8%	97.9%	1,483
Sold properties and legacy assets	—	372	106	266	3.9%	N/A	N/A
Totals	2,864	$11,430	$4,753	$6,677	100%	97.7%	$1,301

Unconsolidated (Pro-Rata Share) (1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,985	$4,504	$2,139	$2,365	26.1%	95.9%	$1,213
South Carolina	917	1,719	734	985	10.9%	96.1%	1,274
Georgia	511	1,356	619	737	8.1%	94.5%	1,102
Florida	242	721	364	357	3.9%	93.8%	1,208
Alabama	940	2,544	1,126	1,418	15.6%	96.3%	1,029
Mississippi	776	2,027	699	1,328	14.6%	97.5%	1,106
North Carolina	576	1,658	671	987	10.9%	96.0%	1,191
Missouri	174	674	293	381	4.2%	93.1%	1,570
Joint venture buyouts (2)	—	781	407	374	4.1%	N/A	N/A
Sold properties	—	351	213	138	1.6%	N/A	N/A
Totals	6,121	$16,335	$7,265	$9,070	100%	95.9%	$1,180

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP
Financial Measures and Definitions."
(2) Reflects the income and expenses for Verandas at Alamo for the period January 1 - March 22, 2022 before the partner buyout close which was completed on
March 23, 2022. The income and expenses for the remaining nine days in the quarter ending March 31, 2022 are included in the Consolidated information in table above.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended March 31, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022		2021	% Change
Georgia	448	$1,765	$1,620	9.0%	$813	$725	12.1%	$952		$895	6.4%
Florida	276	1,200	1,077	11.4%	470	402	16.9%	730		675	8.1%
Texas	192	733	654	12.1%	347	339	2.4%	386		315	22.5%
Ohio	264	869	779	11.6%	338	321	5.3%	531		458	15.9%
Virginia	220	1,073	1,037	3.5%	352	343	2.6%	721		694	3.9%
South Carolina	208	955	814	17.3%	439	405	8.4%	516		409	26.2%
Totals	1,608	$6,595	$5,981	10.3%	$2,759	$2,535	8.8%	$3,836		$3,446	11.3%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		97.9%	96.8%	1.1%	$1,189	$1,103	7.8%
Florida		95.5%	98.1%	(2.7)%	1,364	1,190	14.6%
Texas		97.9%	95.8%	2.2%	1,129	1,019	10.8%
Ohio		97.3%	98.1%	(0.8)%	1,007	920	9.5%
Virginia		98.9%	98.6%	0.3%	1,484	1,416	4.8%
South Carolina		96.8%	94.1%	2.9%	1,336	1,185	12.7%
Weighted Average		97.4%	97.0%	0.4%	1,241	1,131	9.7%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended March 31, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2021	2020	% Change	2022	2021	% Change
Texas	1,985	$4,504	$3,889	15.8%	$2,139	$2,060	3.8%	$2,365	$1,829	29.3%
Georgia	511	1,356	1,279	6.0%	619	609	1.6%	737	670	10.0%
Florida	242	721	643	12.1%	364	303	20.1%	357	340	5.0%
South Carolina	917	1,720	1,537	11.9%	734	760	(3.4)%	986	777	26.9%
Mississippi	776	1,628	1,510	7.8%	562	573	(1.9)%	1,066	937	13.8%
Alabama	940	2,544	2,410	5.6%	1,126	1,054	6.8%	1,418	1,356	4.6%
Missouri	174	674	656	2.7%	293	313	(6.4)%	381	343	11.1%
North Carolina	576	1,658	1,446	14.7%	671	675	(0.6)%	987	771	28.0%
Totals	6,121	$14,805	$13,370	10.7%	$6,508	$6,347	2.5%	$8,296	$7,023	18.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		95.8%	92.2%	3.9%	$1,159	$1,117	3.8%
Georgia		94.5%	94.2%	0.3%	1,102	1,030	7.0%
Florida		93.8%	93.8%	0.0%	1,208	1,096	10.2%
South Carolina		96.1%	90.0%	6.8%	1,274	1,205	5.7%
Mississippi		97.5%	98.1%	(0.6)%	1,106	1,022	8.2%
Alabama		96.3%	95.6%	0.7%	1,029	976	5.4%
Missouri		93.1%	92.7%	0.4%	1,570	1,553	1.1%
North Carolina		96.1%	93.5%	2.8%	1,191	1,063	12.0%
Weighted Average		95.9%	93.5%	2.6%	1,161	1,095	6.0%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended March 31,

Portfolio	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$11,430	$4,753	$6,677	$7,095	$3,117	$3,978	61.1%	52.5%	67.8%
Unconsolidated (1)	16,335	7,265	9,070	20,689	9,985	10,704	(21.0)%	(27.2)%	(15.3)%
Combined	$27,765	$12,018	$15,747	$27,784	$13,102	$14,682	(0.1)%	(8.3)%	7.3%

Same Store
	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,595	$2,759	$3,836	$5,981	$2,535	$3,446	10.3%	8.8%	11.3%
Unconsolidated (1)	14,805	6,508	$8,296	13,370	6,347	7,023	10.7%	2.5%	18.1%
Combined	$21,400	$9,267	$12,132	$19,351	$8,882	$10,469	10.6%	4.3%	15.9%

____________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

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ACQUISITIONS
Buyout of Joint Venture Interest
Property/Location	Purchase Date	Units	Purchase Price	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Verandas at Alamo - San Antonio, TX	3/23/2022	288	$8,721	71.9%	100.0%

Buyout of Joint Venture Interest - subsequent to March 31, 2022
Property/Location	Purchase Date	Units	Purchase Price	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Vanguard Heights, Creve Coeur, MO	4/7/2022	174	$4,800	78.4%	100.0%

Acquisition of Joint Venture Interest in Development Project
Property/Location	Purchase Date	Units	Purchase Price	Acquisition ownership % in the JV
Stono Oaks, Johns Island, SC (a)	3/10/2022	—	$3,500	17.45%
__________________________
(a) Purchased an interest in a planned 240-unit development property

DISPOSITIONS
Disposition of Property by Unconsolidated Joint Ventures
Property/Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT's Share of Gain on Sale
Verandas at Shavano - San Antonio, TX	2/8/2022	288	$53,750	$23,652	$12,961

BRT Apartments Corp. (NYSE: BRT)
Contracted Acquisitions and Dispositions
(dollars in thousands)

________________________________________________________________________________________

CONTRACTED BUYOUTS OF JOINT VENTURE INTERESTS (1)
Date of Agreement	Property Name	Location	Units	Remaining Interest to be Purchased	Book Value of Property at 3/31/22	Purchase Price (2)	Estimated Amount of Debt to be Included on our Consolidated Balance Sheet
February 2022	Jackson Square	Tallahassee, FL	242	20%	$25,102	$6,220	$21,524
February 2022	Grove at River Place	Macon, GA	240	20%	12,829	7,485	11,481
February 2022	The Woodland Apartments	Boerne, TX	120	20%	11,394	3,550	7,935
March 2022	Brixworth at Bridge Street	Huntsville, AL	208	20%	11,844	10,851	18,500	(3)
April 2022	Abbotts Run	Willmington, NC	264	20%	37,552	8,560	23,160
April 2022	Civic Center I (4)	Southaven, MS	392	25%	30,831	18,063	27,544
April 2022	Civic Center II	Southaven, MS	384	25%	32,725	17,694	30,288
April 2022	Magnolia Pointe at Madison	Madison, AL	204	20%	18,474	7,132	15,000
April 2022	Somerset at Trussville	Birmingham, AL	328	20%	40,300	9,785	32,250
		Total	2,382		$221,051	$89,340	$187,682
____________________________________

(1) It is anticipated that these transactions will be completed by August 1, 2022.
(2) The purchase (i) price gives effect to the purchase of the "promote interest" of our joint venture partners (as more fully described in the Annual Report) and
(ii) is subject to customary closing and similar adjustments.
(3) The current mortgage debt of $11,184 is to be refinanced with approximately $18,500 of new ten-year mortgage debt with an anticipated interest rate of
4.25% (the "New Mortgage Debt").
(4) The completion of the sale of each of Civic Center I and Civic Center II is conditioned upon the closing of one another. The purchase price reflected for each represents an allocation of the total purchase price based on number of units.

CONTRACTED SALES OF PROPERTIES BY UNCONSOLIDATED JOINT VENTURES
Property/Location	No. of Units	Interest Owned	Sales Price	BRT's share of Pre-Payment Charge	Gain on Sale	BRT's Share of Gain on Sale
Retreat at Cinco Ranch - Katy, TX	268	75%	$68,500	$1,140	$28,794	$16,409
The Vive at Kellswater - Kannapolis, NC	312	65%	92,000	1,570	45,491	21,537
	580		$160,500	$2,710	$74,285	$37,946
It is anticipated that these two sales will be completed during the quarter ending June 30, 2022

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended March 31, 2022
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
83	$441,000	$5,313	$217	49%	800

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$132,000	$34,000	$98,000
Estimated Non-Recurring Capital Expenditures (2)	3,231,000	689,000	2,542,000
Total Capital Expenditures	$3,363,000	$723,000	$2,640,000

Replacements (operating expense) (3)	$564,000	$117,000	$447,000

Estimated Recurring Capital Expenditures and Replacements per unit (8,985 units)	$77	$16	$61

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of March 31, 2022
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$16,297	$1,393	$14,904		8%	3.79%
2023	1,679	1,679	—		—%	—%
2024	2,256	2,256	—		—%	—%
2025	17,965	2,590	15,375		8%	4.42%
2026	2,421	2,421	—		—%	—%
Thereafter	172,244	10,754	161,490		84%	3.64%
Total	$212,862	$21,093	$191,769		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$2,768	$2,768	—		—%	—%
2023	13,316	4,659	$8,657		3%	5.05%
2024	5,101	5,101	—		—%	—%
2025	5,851	5,851	—		—%	—%
2026	106,745	11,365	95,380		32%	4.14%
Thereafter	211,693	13,202	198,491		66%	4.12%
Total	$345,474	$42,946	$302,528		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$19,065	$4,161	$14,904		3%	4.04%
2023	14,995	6,338	8,657		2%	4.12%
2024	7,357	7,357	—		—	—%
2025	23,816	8,441	15,375		3%	4.42%
2026	109,166	13,786	95,380		19%	4.14%
Thereafter	383,937	23,956	359,981		73%	4.11%
Total	$558,336	$64,039	$494,297		100%
Weighted Average Remaining Term to Maturity (2)			8.47	years
Weighted Average Interest Rate (2)			3.94%
Debt Service Coverage Ratio for the quarter ended March 31, 2022			1.78	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.30% at 3/31/2022)
Maturity	April 30, 2036

Credit Facility (as of March 31, 2022)
Maximum Amount Available	Up to $35,000
Amount Outstanding	$0
Interest Rate	Prime + 0.25% (floor of 3.50%)
Maturity	November 2024

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the periods presented and eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended March 31,
	2022	2021
GAAP Net income (loss) attributable to common stockholders	$11,508	$(3,765)
Less: Other Income	(4)	(4)
Add: Interest expense	2,021	1,660
General and administrative	3,633	3,114
Depreciation and amortization	3,606	1,537
Provision for taxes	74	57
Less: Gain on sale of real estate	(6)	—
Equity in earnings from sale of unconsolidated joint venture properties	(12,961)	—
Adjust for: Equity in (earnings) loss from sale of unconsolidated joint venture properties	(1,230)	1,345
Add: Net loss attributable to non-controlling interests	36	34
Net Operating Income	$6,677	$3,978

Less: Non-same store Net Operating Income	$2,841	$532
Same store Net Operating Income	$3,836	$3,446

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended March 31,
	2022	2021
BRT equity in earnings (loss) from joint ventures	14,191	(1,345)
Add: Interest expense	3,944	5,459
Depreciation	4,318	6,599
Loss on extinguishment of debt	19	—
Less: Impairment of asset	—	1,662
Insurance recovery	—	(1,662)
Gain on insurances recoveries	(386)	—
Gain on sale of real estate	(12,961)	—
Equity in earnings of joint ventures	(55)	(9)
Net Operating Income	$9,070	$10,704

Less: Non-same store Net Operating Income	$(774)	$(3,681)
Same store Net Operating Income	$8,296	$7,023

Consolidated same store Net Operating Income	$3,836	$3,446
Unconsolidated same store Net Operating Income	8,296	7,023
Combined same store Net Operating Income	$12,132	$10,469

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended March 31, 2022 to the BRT pro-rata information presented below

	Three Months Ended March 31, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$25,231	$8,896	$16,335
Total revenues	$25,231	$8,896	$16,335
Expenses:
Real estate operating expenses	11,169	3,904	7,265
Interest expense	6,026	2,082	3,944
Depreciation	6,636	2,318	4,318
Total expenses	23,831	8,304	15,527

Total revenues less total expenses	1,400	592	808

Equity in earnings of joint ventures	55	—	55
Gain on insurance recoveries	515	129	386
Gain on sale of real estate properties	23,652	10,691	12,961
Loss on extinguishment of debt	(30)	(11)	(19)
Net income	$25,592	$11,401	$14,191	(1)

	Three Months Ended March 31, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$32,672	$11,983	$20,689
Total revenues	$32,672	$11,983	$20,689
Expenses:
Real estate operating expenses	15,703	5,718	9,985
Interest expense	8,522	3,063	5,459
Depreciation	10,385	3,786	6,599
Total expenses	34,610	12,567	22,043

Total revenues less total expenses	(1,938)	(584)	(1,354)

Equity in earnings of joint ventures	9	—	9
Impairment charges	(2,323)	(661)	(1,662)
Insurance recoveries	2,323	661	1,662
Net loss	$(1,929)	$(584)	$(1,345)
______________
(1) Reflects BRT's share as determined in accordance with GAAP - not its pro-rata share

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Same Store
Same store properties refer to stabilized properties that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized (as described below) and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 4/28/2022
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q1 2022 Avg. Occupancy	Q1 2022 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	12	208	96.8%	$1,336	100%
Avondale Station	Decatur	GA	1950	2012	72	212	96.5%	1,269	100%
Newbridge Commons	Columbus	OH	1999	2013	23	264	97.3%	1,007	100%
Avalon	Pensacola	FL	2008	2014	14	276	95.5%	1,364	100%
Parkway Grande	San Marcos	TX	2014	2015	8	192	97.9%	1,129	100%
Woodland Trails	LaGrange	GA	2010	2015	12	236	99.2%	1,119	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	98.9%	1,484	100%
Bell's Bluff	Nashville	TN	2018	2018	3	402	98.3%	1,668	100%
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	98.2%	1,238	100%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	92.7%	1,211	100%
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	93.1%	1,570	100%
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	98.5%	1,181	100%
Weighted Avg./Total Consolidated					19	3,038

						1256
Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet (1)	Huntsville	AL	1985	2013	37	208	96.8%	926	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	14	268	96.8%	1,381	75%
Grove at River Place (1)	Macon	GA	1988	2016	34	240	95.0%	826	80%
Civic Center 1 (1)	Southaven	MS	2002	2016	20	392	97.9%	1,074	60%
Chatham Court and Reflections	Dallas	TX	1986	2016	36	494	97.3%	1,054	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	26	204	92.5%	1,067	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	94.1%	1,349	74%
Civic Center 2 (1)	Southaven	MS	2005	2016	17	384	97.0%	1,139	60%
Gateway Oaks	Forney	TX	2016	2016	6	313	98.6%	1,222	50%
Mercer Crossing	Dallas	TX	2014/2016	2017	8	509	96.0%	1,480	50%
Jackson Square (1)	Tallahassee	FL	1996	2017	26	242	93.8%	1,208	80%
Magnolia Pointe (1)	Madison	AL	1991	2017	31	204	92.5%	1,106	80%
Woodland Apartments (1)	Boerne	TX	2007	2017	15	120	94.7%	1,091	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	14	374	98.0%	1,268	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	21	281	92.5%	1,221	50%
Canalside Sola	Columbia	SC	2018	2018	3	339	96.3%	1,399	46.2%
The Vive at Kellswater	Kannapolis	NC	2011	2019	11	312	95.1%	1,307	65%
Somerset at Trussville (1)	Trussville	AL	2007	2019	15	328	97.6%	1,099	80%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	97.8%	949	80%
Abbotts Run (1)	Wilmington	NC	2001	2020	21	264	97.4%	1,057	80%
Weighted Avg./Total Unconsolidated					20	5,947

Development
Stono Oaks (2)	Johns Island	SC

Weighted Avg./Total Portfolio					20	8,985
___________________________
(1) From February through April 2022, we entered into agreements to acquire the remaining interests of nine of our joint venture partners as listed on page 13 of this document. It is anticipated that these transactions will be completed by August 2022.
(2) Purchased a 17.45% interest in a planned 240-unit development property